EXHIBIT 10.1

PEOPLES BANCORP INC. QUARTERLY REPORT ON FORM 10-Q
FOR QUARTERLY PERIOD ENDED MARCH 31, 2019

SUMMARY OF BASE SALARIES FOR EXECUTIVE OFFICERS
OF PEOPLES BANCORP INC.

The base salaries of executive officers of Peoples Bancorp Inc. (“Peoples”) are determined by evaluating the most recent comparative peer data and the role and responsibilities of their positions. Individual salary increases are reviewed annually and are based on Peoples' overall performance and the executive's attainment of specific individual business objectives during the preceding year.

The following table details the base salaries to be paid by Peoples and its subsidiaries to Charles W. Sulerzyski, President and Chief Executive Officer of Peoples, and the four other most highly compensated executive officers of Peoples for the fiscal year ending December 31, 2019:

Name	Position/Title	Base Salary
Charles W. Sulerzyski	President and Chief Executive Officer	$600,000

John C. Rogers	Executive Vice President, Chief Financial Officer and Treasurer	321,000

Doug Wyatt	Executive Vice President, Chief Commercial Banking Officer	265,000

Carol A. Schneeberger	Executive Vice President, Chief Administrative Officer	265,000

Robyn A. Stevens	Executive Vice President, Chief Credit Officer	240,000